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                                                                    EXHIBIT 99.1

                          Southern Mineral Corporation
                             500 DALLAS, SUITE 2800
                              HOUSTON, TEXAS 77002
                              _____________________

                            TELEPHONE (713) 658-9444
                               FAX (713) 658-9447



                                 March 17, 1997



By Federal Express

United States Securities and
   Exchange Commission
450 Fifth Street N.W., Mail Stop 3-7
Washington, D.C.  20549

Attention:       Mr. Sean J. Klein

         Re: Southern Mineral Corporation, a Nevada corporation (the "Company") Form 10-KSB for year ended December 31, 1996 ("Form 10-KSB")

Dear Mr. Klein:

         Enclosed please find my Affidavit concerning the impracticality of obtaining the consent of the engineering firm of Hedrick and Associates to file as an exhibit to the Form 10-KSB. Hedrick and Associates is out of business. This letter constitutes the Company's application to the Commission under Rule 437 of the Securities Act of 1933, as amended, to dispense with the requirement that the written consent of Hedrick and Associates be obtained and filed as an exhibit to the Form 10-KSB. We respectfully request the Commission's consent to this application.

                                      Very truly yours,

                                      Southern Mineral Corporation



                                      By: /s/ Steven H. Mikel
                                          -----------------------------------
                                          Steven H. Mikel,
                                          President and Chief Executive Officer
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                                   AFFIDAVIT
                         PURSUANT TO RULE 437 UNDER THE
                             SECURITIES ACT OF 1933

STATE OF TEXAS        )
                      )
COUNTY OF HARRIS      )


         BEFORE ME, the undersigned authority, on this day personally appeared Steven H. Mikel, President and Chief Executive Officer of Southern Mineral Corporation, a Nevada corporation, and being by me duly sworn did depose and say:

1. My name is Steven H. Mikel. I am the President and Chief Executive Officer of Southern Mineral Corporation, a Nevada corporation (the "Company"), and have actual authority to make the statements contained in this Affidavit on behalf of the Company in connection with the Company's Form 10-KSB for the year ended December 31, 1996 (the "Form 10-KSB").

2. This Affidavit is submitted to the Securities and Exchange Commission pursuant to Rule 437 promulgated under Section 7 of the Securities Act of 1933, as amended.

3. The Form 10-KSB refers to engineering firms and their reports, and is incorporated by reference in Form S-8 Registration Statement No. 33-60571, Form S-3 Registration Statement No. 33-60583, and Form S-8 Registration Statement No. 333-12375. Consents of such engineering firms must be filed as exhibits to the Form 10-KSB.

4. One of the engineering firms covered by item 3 above is Hedrick and Associates which prepared the Company's reserve estimate information as of December 31, 1993 and 1994. Since Hedrick and Associates is out of business, it is impracticable to obtain its consent to file as an exhibit to the Form 10-KSB.

                                     /s/ Steven H. Mikel
                                     -------------------------------------------
                                     Steven H. Mikel,
                                     President and Chief Executive Officer,
                                     Southern Mineral Corporation

         SWORN TO BEFORE ME on this 17th day of March 1997.


                                     /s/ Margie Ewald
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

                                     Margie Ewald
                                     -------------------------------------------
                                     Printed Name of Notary
[Seal]
           My Commission Expires:    12-10-98
                                     -------------------------------------------